                          SCHEDULE 14A
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Definitive Proxy Statement
[X ]  Definitive Additional Materials
[  ]  Soliciting Material Under Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   COMMUNITY FINANCIAL CORP.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if Other Than the
                         Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

            [COMMUNITY FINANCIAL CORP. LETTERHEAD]

                     April 12, 2000




Dear Plan Participant:

I realize most of you are confused as to why you are receiving continuous mailings soliciting your vote for the upcoming Annual Meeting. I cannot stress enough the importance for you to complete the White voting instruction card which is enclosed.
If you previously voted, please vote again to ensure receipt of your vote.

Please execute the enclosed White voting instruction card to help ensure the future of the Company and its subsidiary banks.

Sincerely,

/s/ Wayne H. Benson

Wayne H. Benson
President and Chief Executive Officer